Proprietary © Gentherm 2024 2024 First Quarter Results April 30, 2024 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), Adjusted EBITDA margin, adjusted earnings per share (“Adjusted earnings per share” or “Adjusted EPS”), free cash flow, Net Debt, revenue excluding foreign currency translation, Automotive revenue excluding the impact of non-automotive electronics, one-time benefits from recoveries and retrofits and foreign currency translation, Climate and Comfort revenue excluding the impact of one-time benefits from recoveries and retrofits and foreign currency translation, adjusted operating expenses, each a non-GAAP financial measure. See the Company’s earnings release dated April 30, 2024, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2024

Forward-Looking Statement Proprietary © Gentherm 2024 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

ClimateSense® Recognized at 2024 Pace Awards Innovation Partnership Award with General Motors Proprietary © Gentherm 2024 4

Automotive Highlights

GENTHERM

27

Vehicle launches with 13 OEMs

Grand Opening of the Extended Advanced Engineering Lab in Hyderabad, India

Multiple CCS® Launches

- BMW 5-Series
- Chevrolet Traverse
- GMC Acadia
- Honda Prologue
- Subaru Forester
- Volkswagen Magotan
- BEV with large EV Manufacturer
- Li Auto L8 & L9



Automotive Climate and Comfort Solutions revenues continued to outperform actual light vehicle production in our key markets despite volatile global production environment

Proprietary © Gentherm 2024 5

Automotive New Business Awards $530M in awards in 1Q, a 1Q record 17 Steering Wheel Heater awards across 9 OEMs including hands-on-detection enabled heater awards with Geely, General Motors, Li Auto, Mercedes Benz and Volkswagen Continue to see strong demand from OEMs for our thermal comfort, massage and lumbar solutions, setting a record for a first quarter Pneumatic Comfort Awards from: Audi | Li Auto | Volkswagen Multiple CCS® Awards from: Ford | General Motors | Great Wall | Hyundai | Li Auto Volkswagen | Large Global EV Manufacturer Conquest high-end lumbar and massage award for General Motors’ next generation truck platform Proprietary © Gentherm 2024 6

Medical Highlights Continuing to adapt the go-to-market model to leverage large partnerships, distribution channels, and white label opportunities Proprietary © Gentherm 2024 7 Proprietary © Gentherm 2024 7 Revenues from Astopad® grew 36% globally Strengthening our partnership with US Med-Equip for Blanketrol® equipment, consumable product and field services for the US market New major hospital account expansion in China including Sanxia Hospital at the Chongqing Medical University 21

Expansive Climate and Comfort Awards

GENTHERM


Heated Surface
CCS® Vent
CCS® Heat
PCS™ Massage
PCS™ Lumbar Support
BMW


ClimateSense® Software
Multifunction ECU
CCS® Vent
CCS® Heat
PCS™ Massage
PCS™ Lumbar Support
gm

BMW: X Series SUVs including: X5 · X6 · X7 · iX5 · iX6 · iX7

General Motors: Truck platform including Chevrolet Silverado & GMC Sierra

Significant content across flagship platforms

Proprietary © Gentherm 2024 8

Strong revenue growth relative to market Revenue growth expected to outperform light vehicle production in our relevant markets by over 10 points between 2020 and 2024 Relevant Market Light Vehicle Production Volume¹  (in Millions) THRM Revenue² (Dollars in Millions) CAGR 2020-2024 Light Vehicle Production¹: 3.9% THRM Revenue²: 14.1% ¹S&P Global Light Vehicle Production Forecast April 2024 Relevant Regions Only: NA, EU, JP, KO, CH ²2024 revenue based on mid-point of THRM guidance Proprietary © Gentherm 2024 9

(Dollars in thousands, except per share data) 2024 2023 Product Revenues $ 356,015 $ 363,625   Automotive 344,638 352,692   Medical 11,377 10,933 Gross Margin 88,753 81,130 Gross Margin % 24.9% 22.3 % Operating Expenses 70,704 63,456 Operating Income 18,049 17,674 Adjusted EBITDA 43,542 41,510 Adjusted EBITDA Margin 12.2% 11.4 % Diluted EPS - As Adjusted $ 0.62 $ 0.49 Select Income Statement Data Three Months Ended March 31 Proprietary © Gentherm 2024 10

Select Balance Sheet Data March 31, 2024 June 30, 2023 December 31, 2023 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 125,107 $ 149,673 Total Assets  1,252,710 1,234,371 Debt 222,497 222,838    Current 324 621    Non-Current 222,173 222,217 Revolving LOC Availability 278,000 278,000 Total Liquidity 403,107 427,673 Proprietary © Gentherm 2024 11 (Dollars in thousands)

2024 Guidance 2024 E Product Revenue (1)(2) $1.5B – $1.6B Adjusted EBITDA Margin (1)(2) 12.5% – 13.5% Adjusted Effective Tax Rate 26% – 29% Capital Expenditures $65M – $75M Based on the current forecast of customer orders and light vehicle production in the Company’s key markets declining at a low single-digit rate in 2024 versus 2023. Assumes a EUR to USD exchange rate of $1.10/Euro. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided. Proprietary © Gentherm 2024 12

Appendix Proprietary © Gentherm 2024

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin Three Months Ended March 31 2024 2023 Net Income $ 14,785 $ 7,963 Add Back:      Income Tax Expense  3,542 3,728      Interest Expense, net 3,244 4,144      Depreciation and Amortization  13,580 13,445 Adjustments:      Restructuring Expenses  7,238 1,269      Unrealized Currency (Gain) Loss  (1,856) 5,865      Acquisition and Integration Expenses – 1,632      Non-Automotive Electronics Inventory (Benefit) Charge (1,060) 1,419      Non-Cash Stock-Based Compensation 3,797 2,095      Other 272 (50) Adjusted EBITDA  $ 43,542 $ 41,510 Product Revenues $ 356,015 $ 363,625 Net Income Margin 4.2% 2.2 % Adjusted EBITDA Margin 12.2% 11.4% (Dollars in thousands) Proprietary © Gentherm 2024 14

Reconciliation of Adjusted EPS 2024 2023 Diluted EPS - As Reported $ 0.47 $ 0.24 Acquisition and Integration Expenses – 0.05 Non-Cash Purchase Accounting Impacts 0.05 0.06 Unrealized Currency (Gain) Loss  (0.06) 0.18 Restructuring Expenses 0.23 0.04 Non-Automotive Electronics Inventory (Benefit) Charge (0.03) 0.04 Other 0.01 – Tax Effect of Above (0.04) (0.11) Rounding (0.01) (0.01) Diluted EPS - As Adjusted $ 0.62 $ 0.49 Three Months Ended March 31 Proprietary © Gentherm 2024 15